BRINSON TACTICAL ALLOCATION FUND

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 5, 2001



                                                                   April 8, 2002


Dear Investor,

This is a supplement to the Statement of Additional Information of the fund listed above. The purpose of this supplement is to notify you of the following:

1.    FUND AND TRUST NAME CHANGES.

      Brinson Tactical Allocation Fund has been renamed:

                  "UBS Tactical Allocation Fund"

      Brinson Investment Trust, of which Brinson Tactical Allocation Fund is a series, has been renamed:

                  "UBS Investment Trust"


2.    INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER NAME CHANGE.

      Brinson Advisors, Inc. has been renamed:

                  "UBS Global Asset Management (US) Inc."

                                                                   Item # ZS-146